EXHIBIT 10.7

                       PREFERRED STOCK EXCHANGE AGREEMENT


         AGREEMENT made as of the 31st day of January, 1996 by and between Ozite Corporation ("Ozite") a Delaware Corporation, a subsidiary of Pure Tech International, Inc., a Delaware corporation, BCA Holdings, Inc., a Delaware corporation ("BCA") and Bagcraft Corporation of America, a Delaware Corporation ("Bagcraft").
         WHEREAS, Ozite has possession of 41,350 shares of Bagcraft 13 1/2% cumulative redeemable preferred stock (the 41,350 shares referred to hereinafter as the "BCRPS") with a liquidation preference of $100 per share and cumulative dividends in the sum of $217.00 in the aggregate on the BCRPS stock; and
         WHEREAS, ARTRA GROUP Incorporated, a Pennsylvania corporation, ("ARTRA") is the parent corporation of BCA which is the parent corporation of Bagcraft. ARTRA desires to resolve certain debt matters with a bank lender and in connection with the proposed settlement of that debt, requires access to certain of the cash proceeds derived from Bagcraft's sale of the assets of Arcar Graphics, Inc., a former wholly-owned subsidiary of Bagcraft. In order to permit the debt settlement to proceed, Bagcraft and BCA have entered into an agreement whereby Bagcraft has purchased from BCA 4,135 BCA Class B Exchangeable Preferred stock and BCA has contributed 4,000 shares of the BCA Class B Exchangeable Preferred stock (the 8135 shares are hereinafter referred to as the "B Pref"). The B Pref bear a $1,000 per share liquidation preference and annual cumulative cash dividends of $135 per share when and if declared by BCA and the rights and preferences as set forth on Exhibit B Pref. The B Pref shares are exchangeable for a like number of shares of the ARTRA GROUP Incorporated Preferred stock bearing the rights and preferences as stated on Exhibit ATA Pref. attached hereto, and, in the event that Artra defaults on a certain loan due Scorpion Holdings, Inc. in the sum of up to $3,500,000.00 to Artra, and Scorpion has delivered a notice of default to Artra which has failed to cure the default in all material respects within the time allotted, the BCA Pref is mandatorily exchangeable for the Artra Class C stock in the manner and pursuant to the terms of the Statement establishing the Artra Class C stock; and
         WHEREAS, Ozite and Bagcraft desire to exchange the BCRPS for the shares of B Pref and such exchange shall be in complete satisfaction of any liability of Bagcraft for redemption of and any cumulative dividends applicable to the BCRPS to the persons listed on Exhibit S/H List who at the present time are to receive the BCRPS from Ozite; and
                  NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, the undertakings described in the Preambles and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
         1.       Exchange for Bagcraft Preferred Stock.
         (a) Ozite agrees to and will exchange, transfer, assign and deliver the BCRPS to Bagcraft at the Closing, free and clear of all liens, pledges, encumbrances, security interests, claims and equities of every kind including all preferred stock dividends accrued on such shares in full satisfaction thereof and due and owing from Bagcraft on the BCRPS owned of record by Ozite. Bagcraft agrees to accept from Ozite and will exchange for the BCRPS on the terms and subject to the conditions set forth in 1(b) and elsewhere in this Agreement.
         (b) Bagcraft agrees to and will exchange, transfer, assign and deliver to Ozite at the closing, free and clear of all liens, pledges, encumbrances, security interest, claims and equities of every kind, and Ozite agrees to and will exchange for and accept from Bagcraft, on the terms and subject to the conditions set forth in this agreement, 8,135 shares of BCA Class B Exchangeable Preferred stock as described above with an annual dividend of $135 per share and a liquidation preference of $1,000 per share and having such designations and preferences as contained in all in the Statement of Designation and Preferences to be recorded with the Secretary of State of the State of Delaware and as attached hereto as Exhibit B Pref.
         2. Accumulated Dividends, Assignment of Rights. At the closing, in exchange for the BCRPS shares, Bagcraft shall deliver to Ozite the certificates of B Pref issued in the names of the recipients thereof and in the amounts as set forth on Exhibit S/H List and Ozite shall assign to Bagcraft the BCRPS share certificates and any and all rights to receive accumulated or future dividends of cash, property, shares of stock or other consideration that Ozite may have owned or claimed as the owner of the BCRPS shares from the time of issuance to the exchange contemplated by this Agreement.

         3. Closing. The closing of the sale shall take place at the offices of ARTRA, 500 Central Avenue, Northfield, Illinois 60093, on or before February 15, 1996. At the closing:

         (a) Ozite shall deliver to Bagcraft, free and clear of all liens, options,es and security interests, certificates for the BCRPS shares to be exchanged by Ozite, duly endorsed by Ozite.

         (b) Bagcraft shall deliver to those recipients identified on Exhibit S/H List, 8,135 shares of B Pref, free and clear of all liens, options, encumbrances and security interests to be delivered to Ozite in exchange for the BCRPS.

         4. Ozite 's Representations and Warranties. Ozite makes the following representations and warranties, each of which is material and is being relied upon by Bagcraft and shall be true as of the date hereof and shall survive the
Closing:
                  (a) Due Organization and Qualification.Ozite is duly organized and validly existing under the laws of the State of Delaware; is qualified in every jurisdiction where the nature of its business requires it to be so qualified and where failure to so qualify would materially and adversely affect its business or assets.
                  (b)      Execution of Agreement.
                  (i) The execution, delivery and performance of this Agreement do not and will not result in a breach of or constitute a default under any agreement or instrument or result in the creation of any lien, charge or encumbrance upon any property or assets of Ozite, and do not require the consent or approval of any governmental body, agency, authority or any other person.
                  (ii) The execution, delivery and performance of this Agreement do not and will not result in the acceleration of any indebtedness of Ozite .
                  (c) Authority. Ozite has full power, authority and legal right to enter into and perform this Agreement and cause the distribution of the B Pref shares to the recipients as required by this Agreement.
                  (d) Outstanding Shares; Title to Shares. Ozite is the sole legal and beneficial owner of the BCRPS shares, free and clear of any liens, claims, encumbrances or restrictions of any kind (other than restrictions imposed by the federal and state securities laws), and, to its best information and belief, all of such shares are validly issued and outstanding, fully paid and nonassessable. There are no existing liens, mortgages, security interests or encumbrances on any of the BCRPS shares. Ozite has no judgments outstanding against it with respect to the BCRPS shares.

                  5. Bagcraft's Representations and Warranties. Bagcraft and BCA make the following representations and warranties, each of which is material and is being relied upon by Ozite and shall be true as of the date hereof and shall survive the Closing:
                  (a) Due Organization and Qualification. Bagcraft and BCA are duly organized and validly existing under the laws of the State of Delaware; are qualified in every jurisdiction where the nature of its business requires them to be so qualified and where failure to so qualify would materially and adversely affect their business or assets.
                  (b)      Execution of Agreement.
                  (i) The execution, delivery and performance of this Agreement do not and will not result in a breach of or constitute a default under any agreement or instrument or result in the creation of any lien, charge or encumbrance upon any property or assets of Bagcraft and BCA and do not require the consent or approval of any governmental body, agency, authority or any other person.
                  (ii) The execution, delivery and performance of this Agreement do not and will not result in the acceleration of any indebtedness of Bagcraft or BCA.
                  (c) Authority. Bagcraft and BCA have full power, authority and legal right to enter into and perform this Agreement.
                  (d)      Outstanding Shares; Title to Shares.
                  (i) Bagcraft is the original issuer of the BCRPS shares and such shares when issued and currently are free and clear of any liens, claims, encumbrances or restrictions of any kind.
                  (ii) BCA is the original issuer of the B Pref shares and such shares are free and clear of any liens, claims, encumbrances or restrictions of any kind (other than restrictions imposed by the federal and state securities laws), and, upon issuance, all of such B Pref shares will be validly issued and outstanding, fully paid and non-assessable. There are no existing liens, mortgages, security interests or encumbrances on any of the B Pref shares.
                  (e) This Agreement, when executed and delivered, will constitute, a valid, legal and binding obligation of each of BCA and Bagcraft enforceable against BCA and Bagcraft in accordance with its respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally and except as may be limited by applicable principals of equity (whether considered in a suit at law or in equity).

         6.       Conditions Precedent:
                  6.1 The  obligations of Ozite under this Agreement are subject to the fulfillment prior to or at the closing of each of the following conditions:
                  (a)  Representations  and  Warranties  True at Closing.  As to
         Ozite 's obligation to close, Bagcraft's representations and warranties contained in this Agreement shall be true at the time of closing as though such representations and warranties were made at such time.
                  (b) Litigation,  Material  Adverse  Change.  During the period from the date hereof to the closing there shall not be pending or threatened any action or proceeding by or before any court or other governmental body which shall seek to restrain, prohibit or invalidate the exchange and delivery of the BCRPS to Bagcraft in exchange for the B Pref by Ozite or any other transaction contemplated hereby, or which might affect the right of Bagcraft to own the BCRPS or Ozite to distribute the B Pref as contemplated and which, in the judgment of Ozite, makes it inadvisable to proceed with the transaction contemplated hereby.
                  (c) Performance.  Each party shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by such party prior to or at the Closing.
                  6.2 The  obligations  of Bagcraft and BCA under this Agreement are subject to the fulfillment prior to or at the closing of each of the following conditions precedent:
                  (a)  Representations  and  Warranties  True at Closing.  As to
         Bagcraft's and BCA's obligations to close, Ozite 's representations and warranties contained in this Agreement shall be true at the time of closing as though such representations and warranties were made at such time.
                  (b) Litigation,  Material  Adverse  Change.  During the period from the date hereof to the closing there shall not be pending or threatened any action or proceeding by or before any court or other governmental body which shall seek to restrain, prohibit or invalidate the exchange and delivery of the BCRPS shares to Bagcraft for the B Pref by Ozite and Bagcraft or any other transaction contemplated hereby, or which might affect the right of Bagcraft to own the BCRPS and which, in the judgment of Bagcraft, makes it inadvisable to proceed with the transaction contemplated hereby.
                  (c) Performance.  Each party shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by such party prior to or at the Closing.
                  (d)  Consent of Former  Ozite  Preferred  Stockholders.  Ozite
         shall deliver to Bagcraft and BCA the consent of the former Ozite preferred holders entitled to receive the BCRPS approving and consenting to the exchange of the B Pref shares for the BCRPS shares. Additionally, the consenting parties shall acknowledge that the B Pref share certificates delivered to them (including any Artra preferred that may be exchanged for the B Pref) shall bear an imprint setting forth that the share certificates have not been registered under any state or federal securities law, are not transferable as a result thereby and that no representations have been made by Bagcraft or BCA as to the market value for the B Pref, BCA's financial capacity to either pay current dividends on the B Pref or to redeem the B Pref shares and cumulative dividends at the maturity date thereof and that there are BCA Class A preferred shares with a redemption value of $3,675,000. that are senior to the B Pref. Attached to and made a part hereof as Exhibit Consent is a true and correct copy of the Consent Agreement to be provided by each former Ozite preferred stockholder as listed on Exhibit S/H List who will receive B Pref stock.

         7. Brokerage. All parties respectively represent and warrant to each other that no person employed a broker relative to this Agreement or the transactions contemplated hereby, and Bagcraft and BCA, on the one hand, and Ozite, on the other hand, shall indemnify and hold harmless the other from and against any and all commissions, fees or claims of any person employed or retained or claiming to be employed or retained by such other party to bring about, or to represent to such party in, the transactions contemplated hereby.

         8. Survival. All representations, warranties, covenants and agreements made by either party or pursuant hereto, except as otherwise expressly stated, shall survive closing.

         9. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given when received, whether personally, by telegram, telex, facsimile transmission (followed by regular mail) or registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

         If to the Ozite, addressed to:      Ozite Corporation
                                             F.W. Broling, Chairman
                                             65 Railroad Avenue
                                             Ridgefield, NJ  07657

         If to Bagcraft, addressed to:       Bagcraft Corporation of America
                                             Mark F. Santacrose
                                             3900 West 43rd
                                             Chicago, IL 60632

         If to BCA Holdings,                 BCA Holdings, Inc.
         addressed to:                       Peter R. Harvey
                                             500 Central
                                             Northfield, Il., 60093

         10. Indemnification. Bagcraft and BCA hereby agree to indemnify Ozite and Ozite's former preferred stockholders identified on Exhibit S/H List, Ozite's respective directors, officers, agents and employees against, and hold each of them harmless from, any and all liabilities or Expenses, as defined herein, incurred or arising or resulting from any breach by Bagcraft or BCA of any provisions of this Agreement. As used herein, the term "Expenses" means all direct and indirect costs of any type whatsoever (including, without limitation, reasonable attorneys' fees), incurred by Ozite or the recipients identified on Exhibit S/H List in settling or satisfying any claim in connection with an indemnified claim or in connection with the investigation, preparation, defense or appeal of any Proceeding. As used herein, the term "Proceeding" means any threatened, pending or completed action or proceeding involving an indemnified claim, whether civil, criminal, administrative or investigative in which Ozite or any of its respective directors, officers, agents, employees or Exhibit S/H List recipients may be or may have been involved as a party, a witness or otherwise.

         11. Benefit. This Agreement shall be binding upon and inure to the benefit of the successors and assign of Bagcraft, BCA, Ozite, Artra and the Exhibit S/H List recipients.

         12. Counterparts. This Agreement may be executed simul taneously in two or more counterparts, each of which shall be deemed an original.

         13. Severability. Should any term, provision or section hereof be held to be invalid, such invalidity shall not affect any other provisions or sections hereof or thereof which can be given effect without such invalid provision or section, all of which shall remain in full force and effect.

         14. Variations in Pronouns. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

         15. Descriptive Headings. The descriptive headings of the several sections of this Agreement are inserted for convenience only and do not constitute part of this Agreement.

         16. Entire Agreement. This Agreement represents the entire agreement and understanding of the parties hereto and all prior and concurrent agreements, understandings, representations and warranties in regard to the subject matter hereof are and have been merged herein.

         17. Governing Law, Jurisdiction, Remedies. The Federal and state courts sitting in Chicago, Illinois shall have exclusive jurisdiction on all matters relating to this Agreement, and shall apply the laws of such state to the claims thereof and, in such application, shall disregard the conflicts of law provisions. Trial by jury is expressly waived. In the event of a breach or threatened breach by any party, the other party shall be entitled to decrees of specific performance, without posting bond or security, in addition to such other remedies as may be available.

                                    * * * * *

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement the day and year first above written.


OZITE CORPORATION                           BAGCRAFT CORPORATION OF AMERICA

By:    __________________________           By:      __________________________
Name:  __________________________           Name:    __________________________
Title: __________________________           Title:   __________________________


                                            BCA HOLDINGS, INC.

                                            By:      __________________________
                                            Name:     _________________________
                                            Title:   __________________________